                                                                  EXHIBIT 23.2.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

                                            ARTHUR ANDERSEN LLP

Little Rock, Arkansas,

August 16, 1996.

                                                                  EXHIBIT 23.2.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.

                                            ARTHUR ANDERSEN LLP

Memphis, Tennessee,

August 16, 1996.

                                                                  EXHIBIT 23.2.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

                                            ARTHUR ANDERSEN LLP

Raleigh, North Carolina,

August 16, 1996.

                                                                  EXHIBIT 23.2.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.

                                            ARTHUR ANDERSEN LLP

Atlanta, Georgia,

August 16, 1996.

                                                                  EXHIBIT 23.2.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado,

August 16, 1996.